UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

LXP INDUSTRIAL TRUST
(Exact name of registrant as specified in its charter)

Maryland		1-12386	13-3717318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

515 N Flagler Dr, Suite 408,	West Palm Beach,	FL	33401
(Address of Principal Executive Offices)			(Zip Code)
(212) 692-7200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2024, LXP Industrial Trust, which we refer to as the Trust, held its 2024 Annual Meeting of Shareholders, which we refer to as the Annual Meeting. As of March 22, 2024, the record date for holders of shares of beneficial interests, par value $0.0001 per share, classified as common stock, which we refer to as Common Shares, entitled to vote at the Annual Meeting, there were 294,289,569 Common Shares outstanding. Of the Common Shares entitled to vote at the Annual Meeting, 274,716,653 Common Shares, or approximately 93% of the Common Shares entitled to vote, were present or represented by proxy at the Annual Meeting. There were three matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the voting results with respect to each matter:

Proposal No. 1. Election of eight trustees to serve until the Trust's 2025 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify. The eight trustees elected, and the voting results with respect to each of them, were as follows:

Nominee for Trustee	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
T. Wilson Eglin	251,641,186	9,873,890	775,518	12,426,059
Lawrence L. Gray	256,800,858	5,372,715	117,021	12,426,059
Arun Gupta	259,995,615	2,179,959	115,020	12,426,059
Jamie Handwerker	260,059,097	2,108,284	123,213	12,426,059
Derrick Johnson	260,491,136	1,675,039	124,419	12,426,059
Claire A. Koeneman	260,058,615	2,122,107	109,872	12,426,059
Nancy Elizabeth Noe	259,565,482	2,617,305	107,807	12,426,059
Howard Roth	260,497,565	1,672,608	120,421	12,426,059

Proposal No. 2. To vote upon an advisory, non-binding resolution to approve the compensation of the named executive officers of the Trust, as disclosed in the related proxy statement. The voting results with respect to Proposal No. 2 were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
251,817,051	10,270,212	203,331	12,426,059

Proposal No. 3. To ratify the appointment of Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results with respect to Proposal No. 3 were as follows:

FOR	AGAINST	ABSTAIN
273,420,361	1,160,392	135,900

Item 9.01. Financial Statements and Exhibits.

(d)             Exhibits

104            Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LXP Industrial Trust

Date: May 23, 2024	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary